June 3, 2024 (Graphic: Business Wire) ProPetro Acquires Aqua Prop, an Innovative Wet Sand Solutions Provider MIDLAND, Texas--(BUSINESS WIRE)-- ProPetro Holding Corp. (“ProPetro” or the “Company”) (NYSE: PUMP) today announced the acquisition of Aqua Prop LLC ("Aqua Prop"), an innovative provider of cost-effective wet sand solutions. The all cash acquisition, initially valued at $35.6 million, net of working capital, advances ProPetro's commitment to delivering more integrated and industrial solutions while adding value for all stakeholders. This press release features multimedia. View the full release here: https://www.businesswire.com/news/home/20240603121051/en/ Sam Sledge, CEO of ProPetro, stated, "The acquisition of Aqua Prop aligns seamlessly with our strategy of pursuing more innovation and integration for our disciplined operating model and high- grading our capital allocations. This acquisition, while highly complementary to our core business, is also aimed squarely at industrializing our operations with the ultimate goal of bringing more value to our customers and ProPetro. As part of the transaction, ProPetro will own and provide onsite sand storage and handling, while also leveraging strategic agreements for both logistics and preferred access to wet sand supply. ProPetro is continuing to build on our reputation of delivering best-in-class integrated completions services desired by operators in the Permian Basin. We look forward to working closely with the Aqua Prop team to achieve our shared goals and drive further success for our company." The deal structure includes cash consideration, future earnout incentives, and potential growth capex considerations tailored to support and align with Aqua Prop and ProPetro growth targets and objectives, a construct designed to maximize value creation for ProPetro shareholders. About Aqua Prop Aqua Prop LLC is a leading provider of wet sand solutions, catering to the needs of the oil EXHIBIT 99.1 and natural gas industry. With their specialized offering and expertise, Aqua Prop offers cost-effective and efficient solutions that provide a compelling value proposition and contribute to the success of hydraulic fracturing operations. About ProPetro ProPetro Holding Corp. is a Midland, Texas-based provider of premium integrated completion services to leading upstream oil and gas companies engaged in the exploration and production of North American unconventional oil and natural gas resources. We help bring reliable energy to the world. For more information visit www.propetroservices.com. Advisors PPHB of Houston, Texas, served as financial advisor to ProPetro, and Vinson & Elkins LLP served as legal counsel. Locke Lord LLP served as legal advisor to Aqua Prop. Forward-Looking Statements Except for historical information contained herein, the statements and information in this news release are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will,” “should,” "designed" and other expressions that are predictions of, or indicate, future events and trends or that do not relate to historical matters generally identify forward-looking statements. Our forward- looking statements include, among other matters, statements about the anticipated benefits of the acquisition, our business strategy, projected financial results and future financial performance. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, the global macroeconomic uncertainty related to the conflict in the Israel-Gaza region and continued hostilities in the Middle East, including rising tensions with Iran, and the Russia-Ukraine war, general economic conditions, including the impact of continued inflation, central bank policy actions, bank failures, and the risk of a global recession, and other factors described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward- EXHIBIT 99.1 looking statements in this news release are made as of the date of this news release. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. View source version on businesswire.com: https://www.businesswire.com/news/home/20240603121051/en/ David Schorlemer Chief Financial Officer david.schorlemer@propetroservices.com 432-227-0864 Matt Augustine Director, Corporate Development and Investor Relations matt.augustine@propetroservices.com 432-219-7620 Source: ProPetro Holding Corp. EXHIBIT 99.1